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                                                                    EXHIBIT 23.2





                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FirstFed Michigan Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Experts" and "Independent Accountants" in the Joint Proxy Statement/Prospectus.



/s/ KPMG PEAT MARWICK LLP
Detroit, Michigan
September 18, 1995